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                                                                   Exhibit 10.37

                                 PROMISSORY NOTE

South San Francisco, California                                         $215,000

July 12, 2002

     FOR VALUE RECEIVED, the undersigned Jay Trautman ("BORROWER") hereby promises to pay to the order of Cytokinetics, Incorporated, a Delaware corporation ("LENDER" also known as "Cytokinetics") at 280 East Grand Avenue, South San Francisco, California (or at such other address as the holder of this NOTE may designate by notice to BORROWER), in lawful money of the United States of America, the sum of Two Hundred Fifteen Thousand Dollars ($215,000), as set forth below.

     1.     Definitions.

                  a. "INTEREST RATE" shall mean the PRIME RATE plus 1%, which sum is equal to 5.75% per annum.

                  b. "SHARES" shall mean the options to purchase 125,000 shares of Common Stock of the LENDER presently held by BORROWER and the shares of Common Stock of the LENDER to be acquired by BORROWER upon exercise of such options that will secure payment hereunder.

                  c. "DUE DATE" shall mean the earliest of any of the following:

                           (i) the sale, conveyance, alienation, assignment, pledge, grant of any lien or other transfer by BORROWER of any of the SHARES without the prior written consent of the LENDER;

                           (ii)   ninety (90) days after TERMINATION OF
                                  EMPLOYMENT;

                           (iii)  eighteen (18) months after a LIQUIDITY EVENT;
                                  or

                           (iv) such earlier date as may be required by LENDER upon acceleration of the DUE DATE in accordance with Section 5 of this NOTE.

                  d. "TERMINATION OF EMPLOYMENT" shall mean the voluntary or involuntary termination of BORROWER's employment relationship with LENDER for any reason or no reason, with or without cause.

                  e. "LIQUIDITY EVENT" shall mean (i) an acquisition of the LENDER in which the stockholders of the LENDER receive cash or publicly traded securities in exchange for their shares of stock of the LENDER, or
                           (ii) the

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                           first public offering by the LENDER of shares of its
                           capital stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933.

                  f. "PRIME RATE" shall mean an interest rate equal to the interest rate announced by the Federal Reserve Bank of San Francisco as its prime rate as of the date of this NOTE.

     2.     Payments.

                  a. Commencing on the date hereof, interest on the unpaid principal balance of this NOTE shall accrue at the INTEREST RATE.

                  b. The NOTE shall be repayable according to the following schedule:

                           (i) On the first anniversary of this NOTE, all interest accrued under this NOTE to such date;

                           (ii) On the second anniversary of this NOTE, all interest accrued under this NOTE to such date;

                           (iii) 20% of the original principal balance of this NOTE on the third anniversary of this NOTE, plus all interest accrued under this NOTE to such date;

                           (iv) 20% of the original principal balance of this NOTE on the fourth anniversary of this NOTE, plus all interest accrued under this NOTE to such date;

                           (v) 20% of the original principal balance of this NOTE on the fifth anniversary of this NOTE, plus all interest accrued under this NOTE to such date; and

                           (vi) 40% of the original principal balance of this NOTE on the sixth anniversary of this NOTE, plus all interest accrued under this NOTE to such date.

                           Notwithstanding the foregoing, all principal and accrued interest on the principal balance of this NOTE shall be due and payable on the DUE DATE.

                  g. All payments shall be applied first against accrued interest, and secondly against principal.

     3.     Prepayment.

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         BORROWER may prepay all or any portion of the principal on this NOTE and the accrued interest without penalty or acceleration of the DUE DATE of this NOTE.

     4.     Security/Insurance.

         This NOTE is secured by a pledge of the SHARES under the terms of a SECURITY AGREEMENT, substantially in the form attached hereto as Exhibit A (the "SECURITY AGREEMENT") and dated as of even date hereof, and is subject to all of the provisions thereof.

     5.     Acceleration of DUE DATE.

         The entire unpaid principal of this NOTE and accrued interest thereon shall at the election of the LENDER, become immediately due and payable upon the occurrence of any of the following, irrespective of the DUE DATE as otherwise defined in this NOTE:

                  a. BORROWER fails to make any payment when the same is due;

                  b. BORROWER fails to perform or observe any of the covenants or obligations of BORROWER set forth in this NOTE or contained in the SECURITY AGREEMENT for a period of ten (10) days after written notice thereof from LENDER;

                  c. A bankruptcy or insolvency proceeding is instituted by or against BORROWER, or if a receiver is appointed for the property of BORROWER; or

                  d. BORROWER makes an assignment for the benefit of creditors.

     6.     Collection Costs Borne by BORROWER.

         In the event of any failure on the part of BORROWER to make any payment when the same is due, LENDER shall be entitled to recover from BORROWER all costs of effecting collection of the same, including reasonable attorneys' fees. Unpaid principal and interest subject to collection shall bear interest at the maximum rate allowed under California law for nonexempt lenders.

     7.     Certification of BORROWER.

         So long as the NOTE shall remain outstanding, BORROWER shall not sell, assign, transfer, convey, pledge, or grant a lien against the SHARES. In the event of any involuntary (by act of law or otherwise) sale, conveyance, pledge, lien, alienation or other transfer by BORROWER of any of the SHARES, BORROWER shall immediately notify LENDER.

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         BORROWER also warrants that, upon the written request of LENDER,
         BORROWER shall deliver to LENDER a written confirmation that a sale, conveyance, pledge, lien, alienation or other transfer of the SHARES has not occurred.

     8.     Full Recourse.

         The holder of this NOTE shall have full recourse against the BORROWER, and shall not be required to proceed against the collateral securing the NOTE pursuant to the SECURITY AGREEMENT in the event of the occurrence of an event set forth in Section 5 of this NOTE.

     9.     No Right to Continued Employment.

         Nothing contained herein shall be construed to confer on BORROWER any right to continued employment with the LENDER.

     10.    Governing Law.

         This NOTE shall be governed by and construed in accordance with the internal laws of the State of California. BORROWER consents to personal jurisdiction in any court in San Mateo County, California.

     11.    Successors.

         This NOTE shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and assigns.

Effective as of the date set forth above.

BORROWER:

         /s/ Jay Trautman
__________________________________________

Name:           Jay Trautman
     _____________________________________

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ACCEPTED AND ACKNOWLEDGED:

LENDER:

CYTOKINETICS, INCORPORATED, a Delaware corporation

By: /s/ James Sabry
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------
By: /s/ Robert Blum
    ------------------------------------
Name: Robert I. Blum
      ----------------------------------
Title: SVP. Corp. Dev. & Finance & CFO
       ---------------------------------

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                                    EXHIBIT A

                               SECURITY AGREEMENT

         This Security Agreement is made as of July 12, 2002 between Cytokinetics, Incorporated, a Delaware corporation ("Pledgee"), Jay Trautman ("Pledgor"), and Secretary of Pledgee, as the agent of Pledgee and holder of the Collateral, as defined below, pledged hereunder ("Pledgeholder").

                                    Recitals

         Pursuant to the Promissory Note dated July 12, 2002 (the "Note"), between Pledgor and Pledgee, the Pledgee has loaned to Pledgor the principal amount of $215,000 (the "Loan").

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the Loan, Pledgor, pursuant to the California Uniform Commercial Code, hereby pledges 125,000 shares of Common Stock of the Pledgee presently owned by Pledgor which shall to the maximum extent permitted consist at all times of vested shares (i.e. shares that are not subject to Pledgee's repurchase option) (herein sometimes referred to as the "Collateral") and herewith delivers any certificates currently held by Pledgor representing such Collateral to Pledgeholder, who shall hold said certificates on behalf of Pledgee subject to the terms and conditions of this Security Agreement.

         The Collateral (together with an executed blank stock assignment or assignments in substantially the form attached hereto as Annex 1) shall be held by Pledgeholder on behalf of Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Note, and Pledgeholder shall not sell, assign, transfer, pledge, encumber or dispose of such Collateral except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                  (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

                  (b) Encumbrances. The Collateral is free of all other adverse claims, encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) Pledgee's rights to repurchase the Collateral in connection with the termination of Pledgor's service relationship with the Pledgee, (ii) the pledge of the Collateral hereunder as security for payment of the Note, and (iii) the pledge of the Collateral as security for payment of other obligations between the Pledgor and Pledgee, and Pledgor will not further encumber the Collateral without the prior written consent of Pledgee.

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         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Collateral pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Collateral originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Collateral" in this Security Agreement shall include the substituted investment property of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Collateral, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Collateral then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Collateral pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                  (a) Payment of principal or interest on the Note becomes delinquent; or

                  (b) Pledgor fails to perform or observe any of the covenants or obligations of Pledgor set forth in the Note or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

                  (c) A bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor; or

                  (d) Pledgor makes an assignment for the benefit of creditors.

         In the case of a default, as set forth above, Pledgee shall have the right to accelerate payment of the Note, and Pledgee shall thereafter be entitled to pursue its remedies under the California Uniform Commercial Code.

         7. Withdrawal or Substitution of Collateral. Pledgor shall not sell, assign, transfer, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         8. Term. The within pledge of Collateral shall continue until the payment of all indebtedness secured hereby.

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         9. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         10. Pledgeholder Liability.

                  (a) Pledgeholder shall not be liable to any party for any of its acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

                  (b) Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary to properly advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne 50% by Pledgor and 50% by Pledgee.

                  (c) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession as agent of Pledgee without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of arbitration or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings.

         In addition, upon any dispute Pledgeholder should be entitled to engage legal counsel, one-half of whose fees and expenses shall be borne by Pledgor and one-half by Pledgee.

         11. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         12. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         13. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

      "PLEDGOR"                                By:  ____________________________
                                                    Name: ______________________

                                                    ____________________________
                                                    Address

      "PLEDGEE"                                     Cytokinetics, Incorporated,
                                                    a Delaware corporation

                                                    By: ________________________

                                                    Title: _____________________

      "PLEDGEHOLDER"
                                                    ____________________________
                                                    Secretary of Pledgee

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                                    ANNEX 1

                           STOCK POWER AND ASSIGNMENT

                            SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Security Agreement dated as of ___________________, 200__ the undersigned hereby sells, assigns and transfers unto ___________________________________________________, shares of the Common Stock of Cytokinetics, Incorporated, a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. _____ delivered herewith, and does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: ________________________, 20____

                                                    ____________________________
                                                    (Signature)

                                                    ____________________________
                                                    (Print Name)

THIS STOCK POWER MAY ONLY BE UTILIZED IN CONNECTION WITH THE PROVISIONS OF THE SECURITY AGREEMENT DATED AS OF ____________, 200__, BY AND BETWEEN THE SIGNATORY HERETO AND THE COMPANY.

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